Exhibit 10.11

                    INTERCREDITOR AND SUBORDINATION AGREEMENT


            INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of September 24, 1999, by and among BAYVIEW CAPITAL PARTNERS LP ("Subordinated Lender; collectively, together with any other holders from time to time of the Subordinated Obligations, the "Subordinated Lenders"), UST DELIVERY SYSTEMS, INC., a Delaware corporation formerly known as Corporate Express Delivery Systems, Inc., UNITED SHIPPING & TECHNOLOGY, INC., a Utah corporation (collectively, together with their successors and assigns, the "Borrower"), each Subsidiary of Borrower listed on Exhibit A hereto (each, together with its successors and assigns, a "Subsidiary"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and assigns, the "Agent"), as agent for itself and the other Lenders (as defined in the Senior Loan Agreement (defined below; the Agent and the Lenders are sometimes collectively referred to herein as the "Senior Lenders"). Borrower and the Subsidiaries are collectively referred to herein as the "Companies" and individually as a "Company."

            The parties hereto hereby agree as follows:

            1. Definitions.

            (a) Unless otherwise defined herein, terms defined in the Senior Loan Agreement and used herein shall have the meanings given to them in the Senior Loan Agreement.

            (b) The following terms shall have the following meanings:

            "Agreement": this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Blockage Notice": a written notice from Agent to the Subordinated Lenders that (a) a Non-Payment Event of Default has occurred and is continuing or (b) an Event of Default would occur if a scheduled interest or principal payment were made under the Subordinated Notes in accordance with the terms thereof.

            "Blockage Period": any period commencing on the date a Blockage Notice is given and ending on the earlier to occur of: (a) the date when
      (1) the Event of Default that was the basis for such notice has been cured or waived, notice of which shall be promptly forwarded to Subordinated Lenders, or (2) the conditions shall have ceased to exist which would cause an Event of Default to occur if a scheduled interest or principal payment were made under the Subordinated Notes in accordance with the terms thereof, notice of which shall be promptly forwarded to Subordinated Lenders; and (b) 180 days after the date such Blockage Notice is given.

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            "Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

            "Insolvency Event": (a) Any Company commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Company making a general assignment for the benefit of its creditors; or (b) there being commenced against any Company any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against any Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any Company taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above.

            "Non-Payment Event of Default": any event (other than a Payment Event of Default) the occurrence of which entitles Agent to accelerate the maturity of any of the Senior Obligations.

            "Payment Event of Default": any default in the payment of the Senior Obligations (whether upon maturity, mandatory prepayment, acceleration or otherwise) beyond any applicable grace period with respect thereto.

            "Senior Guaranty": collectively, the Master Guaranty of even date herewith executed by the Subsidiaries and the Guaranty of even date herewith executed by United Shipping & Technology, Inc. ("Parent").

            "Senior Loan Agreement": the Credit Agreement dated as of the date hereof, among the Borrower, Agent and the Lenders from time to time party thereto, the other Credit Parties signatory thereto, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals,

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      restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Loan Agreement (whether provided by the original Agent and Lenders or a successor Agent and other Lenders).

            "Senior Loans": the loans made by Agent and the other Lenders to the Borrower pursuant to the Senior Loan Agreement.

            "Senior Loan Documents": the collective reference to the Senior Loan Agreement, the Senior Notes, the Senior Guaranty, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure payment or performance thereof.

            "Senior Notes": the promissory notes of the Borrower outstanding from time to time under the Senior Loan Agreement.

            "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of the Companies to Agent and the other Lenders of whatever kind or nature (including, without limitation, interest accruing at the then applicable rate provided in the Senior Loan Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Loan Agreement, the Senior Notes, the Senior Guaranty, this Agreement, the other Senior Loan Documents or any other document made, delivered or given by any Company, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Agent and/or the other Lenders that are required to be paid by any Company pursuant to the terms of the Senior Loan Agreement or this Agreement or any other Senior Loan Document); provided, that the term "Senior Obligations" shall not include the principal amount of any obligations of Companies to Agent and the other Lenders in excess of $60,500,000 (except for any portion of such excess attributable to the capitalization of any interest in respect of the Senior Loans or the amounts advanced by Agent or Lenders for the account of Borrower to satisfy any Company's obligations to Agent and Lenders for interest, fees and charges pursuant to the Senior Loan Documents or to preserve and protect the Collateral).

            "Senior Security Documents": the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to

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      create a security interest in property to secure payment or performance of the Senior Obligations.

            "Subordinated Event of Default": an Event of Default under the Subordinated Loan Agreement.

            "Subordinated Guaranty": each of those Guaranties executed by the Subsidiaries in favor Subordinated Lenders.

            "Subordinated Loan Agreement": the Note and Warrant Purchase Agreement dated as of the date hereof among the Borrower, the Subordinated Lenders, Parent and the other "Loan Parties" signatory thereto, as the same may be amended, modified or otherwise supplemented from time to time.

            "Subordinated Loan Documents: the collective reference to the Subordinated Loan Agreement, the Subordinated Notes, the Subordinated Guaranty, the Subordinated Security Documents, the Subordinated Warrant and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

            "Subordinated Loans": the loans made by the Subordinated Lenders pursuant to the Subordinated Loan Agreement.

            "Subordinated Notes": the promissory notes of the Borrower outstanding from time to time pursuant to the Subordinated Loan Agreement.

            "Subordinated Obligations": the collective reference to the unpaid principal and interest on the Subordinated Notes and all other obligations and liabilities of the Companies and Parent to the Subordinated Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Notes after the maturity of the Subordinated Loans and interest accruing at the then applicable rate provided in the Subordinated Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Loan Agreement, the Subordinated Notes, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lenders that are required to be paid by any Company pursuant to the terms of the Subordinated Loan Agreement or this Agreement or any other Subordinated Loan Document).

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            "Subordinated Security Documents": the collective reference to (a)
      the documents listed on Schedule 1, as the same may be amended, modified or otherwise supplemented from time to time with the prior written consent of the Agent and (b) any other documents executed by any Company with the prior written consent of the Agent that from time to time secure payment or performance of the Subordinated Obligations.

            "Subordinated Warrant": the Warrant issued to Subordinated Lender dated the date hereof executed by Parent with respect to common stock of Parent.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            2. Subordination.

            (a) Each of the Companies and each of the Subordinated Lenders agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

            (b) "Subordinate and junior in right of payment" means that except as set forth in Section 4 below, (1) no part of the Subordinated Obligations shall have any claim to the assets of any Company on a parity with or prior to the claim of the Senior Obligations; and (2) unless and until the Senior Obligations have been paid in full and the obligation of Agent and Lenders to extend credit to Borrower under the Senior Loan Documents shall have been irrevocably terminated, without the express prior written consent of Agent (A) no Subordinated Lender will take, demand or receive from any Company, and no Company will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; provided, however, that at any time, except during a Blockage Period or when a Payment Event of Default has occurred and is continuing, the Borrower may make, and the Subordinated Lenders may receive, (i) after September 30, 2004, regularly scheduled payments on account of principal, and (ii) regularly scheduled quarterly payments on account of interest on the Subordinated Notes in accordance with the terms thereof, and (B) no Subordinated Lender will accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Notes; provided, however, that upon the occurrence of any event or proceeding contemplated under clause (a) of the definition of

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Insolvency Event the Subordinated Lenders may accelerate the scheduled maturities of the Subordinated Notes.

            (c) Upon the termination of any Blockage Period or if any Payment Event of Default has been cured or waived or shall have ceased to exist, the Subordinated Lenders' right to receive payments as provided in clause 2(b)(2)(A) shall be reinstated, and the Borrower may resume making such payments to the Subordinated Lenders (including any payments that were deferred as a result thereof).

            (d) The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

            (e) There shall not be Blockage Periods in effect for more than 180 days in any 360 day period.

            3. Additional Provisions Concerning Subordination.

            (a) The Subordinated Lenders and the Companies agree that upon the occurrence of any Insolvency Event:

            (1) all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; and

            (2) any payment or distribution of assets of any Company, whether in cash, property or securities, to which any Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by such Company, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to Agent, for the benefit of itself and Lenders, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to any Subordinated Lender.

            (b) Upon the occurrence of any Insolvency Event:

            (1) each Subordinated Lender irrevocably authorizes and empowers Agent (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, and (B) in the event Subordinated Lenders fail to do so in a timely manner, to file claims and proofs of claim in any statutory or non-statutory proceeding, in its own name as Agent, or in the name of the Subordinated Lenders or otherwise, as Agent may deem necessary for the enforcement of the provisions of this Agreement; provided, however, that the

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      foregoing authorization and empowerment imposes no obligation on Agent to take any such action;

            (2) each Subordinated Lender shall take such action, duly and promptly, as Agent may reasonably request from time to time (A) to collect the Subordinated Obligations for the account of Agent and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

            (3) each Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as Agent may reasonably request to enable Agent to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

            (c) If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by any Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in paragraph 2(b), such Subordinated Lender forthwith shall deliver the same to Agent, for the benefit of itself and Lenders, in the form received, duly indorsed to Agent, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by such Subordinated Lender as the property of Agent, segregated from other funds and property held by such Subordinated Lender.

            (d) To the extent that the Agent receives any payments pursuant to paragraphs 3(b)(1), (2) or (3) on account of the Subordinated Obligations or from the Subordinated Lenders, and to the extent such payments on account of the Subordinated Obligations or the payment made to the Subordinated Lenders resulting in such payment to the Agent are subsequently avoided, invalidated, determined to be fraudulent or preferential, set aside or otherwise avoided, and required to be paid by Subordinated Lenders to a trustee, receiver, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, and are in fact so paid by Subordinated Lenders, then Agent will forthwith return to the Subordinated Lenders the amount so paid by the Subordinated Lenders.

            4. Rights in Collateral; Exercise of Rights Under Subordinated Loan Documents.

            (a) Notwithstanding anything to the contrary contained in the Senior Loan Agreement, any Senior Security Document, any other Senior Loan Document or any Subordinated Security Document or other Subordinated Loan Document and irrespective of:

            (1) the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Security Document,

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            (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,

            (3) anything contained in any filing or agreement to which any Senior Lender or any Subordinated Lender now or hereafter may be a party; and

            (4) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors,

any security interest in any Collateral pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Security Document.

            (b) So long as the Senior Obligations have not been paid in full and any Senior Security Document remains in effect, whether or not any Insolvency Event has occurred,

            (1) Subordinated Lenders will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or under the Subordinated Loan Documents or (B) institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding, postpetition financing, use of cash collateral or action brought by Senior Lenders or any other exercise by Senior Lenders of any rights and remedies under any Senior Loan Documents; provided, that Subordinated Lenders may ask, demand, sue and accelerate the indebtedness evidenced by the Subordinated Note one hundred eighty
      (180) days after written notice from Subordinated Lenders to Agent that a Subordinated Event of Default exists, but Subordinated Lenders agree and understand that: (a) Subordinated Lenders may not enforce or exercise any rights with respect to any liens on and security interests in the Collateral, except that subject to all of Senior Lenders' rights under this Agreement (including, without limitation Senior Lenders' prior right to all proceeds derived from the sale or other disposition of the Collateral), in the event that Agent has instituted and is then maintaining any proceeding or action to foreclose Agent's liens and security interests, Subordinated Lenders may foreclose Subordinated Lenders' liens and security interests in such proceeding initiated by Agent so long as Subordinated Lenders do not in any event notify account debtors of Borrower or interfere with or impede such action or proceeding of Agent; (b) Senior Lenders shall have the right (but not the obligation) during such one hundred eighty (180) day period to cure any Subordinated Event of Default; and (c) until all of the Senior Obligations shall have been paid in full, any payments proceeds resulting from the exercise of any enforcement or collection action received by the Subordinated Lenders or other holders of the Subordinated Obligations shall be subject to the terms of this Agreement and shall be paid or delivered to Senior Lenders as provided in this Agreement.

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            (2) Senior Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and Senior Lenders shall not be required to marshal any Collateral.

            (3) No Subordinated Lender shall have a lien or security interest in any Collateral other than as set forth in the Subordinated Loan Documents as in effect on the date hereof.

            (c) In exercising rights and remedies with respect to the Collateral, Agent may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it may determine in the exercise of its sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

            (d) When all Senior Obligations have been paid in full and Lenders' obligations to extend credit under any Senior Loan Document have been irrevocably terminated, Subordinated Lenders shall have the right to enforce the provisions of the Senior Security Documents, to the extent subrogated to the Senior Lenders' position, and to enforce the Subordinated Security Documents and exercise remedies thereunder.

            (e) Any money, property or securities realized upon the sale, disposition or other realization by Senior Lenders upon all or any part of the Collateral, shall be applied by Senior Lenders in the following order:

            (1) First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by Senior Lenders in connection with such realization on the Collateral or the protection of their rights and interests therein;

            (2) Second, to the payment in full of all Senior Obligations in such order as Agent may elect in its sole discretion;

            (3) Third, to the payment in full of all Subordinated Obligations then due and which are secured by such Collateral; and

            (4) Fourth, to pay to the Companies, or their representatives or as a court of competent jurisdiction may direct, any surplus then remaining.

            (f) Agent's rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien of any Senior Security Document or, so long as any such sale is an arm's-length transaction, such sale is conducted in a commercially reasonable manner, and upon providing concurrent notice to Subordinated Lenders, Subordinated Security Document in connection with the sale of such Collateral, notwithstanding that the

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net proceeds of any such sale may not be used to permanently prepay any Senior
Obligations or Subordinated Obligations; provided, that Agent's right to release the Lien of any Subordinated Security Document shall not apply to any accounts receivable arising after the consummation of any such sale (provided, further, that this proviso shall not prohibit Agent from releasing any Lien of a Subordinated Security Document at any time after such sale with respect to accounts receivable in existence at the time of any future sale of Collateral by Agent). If Agent shall reasonably determine, in connection with any arm's-length sale of Collateral, that the release of the Lien of any Subordinated Security Document on such Collateral in connection with such sale is necessary or advisable, Subordinated Lenders shall execute such release documents and instruments and shall take such further actions as Agent shall request. Subordinated Lenders hereby irrevocably constitute and appoint Agent and any officer of Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Subordinated Lenders and in the name of Subordinated Lenders or in Agent's own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or advisable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. Subordinated Lenders hereby ratify all that said attorneys shall lawfully do or reasonably cause to be done pursuant to the power of attorney granted in this paragraph.

            5. Subrogation. Subject to the payment in full (whether by the Companies or the Subordinated Lenders) of the Senior Obligations, Subordinated Lenders shall be subrogated to the rights of Senior Lenders to receive payments or distributions of assets of the Companies in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, payments or distributions to Senior Lenders, of any money, property or securities to which Subordinated Lenders would be entitled except for the provisions of this Agreement shall be deemed, as between the Companies and their creditors other than Senior Lenders and Subordinated Lenders, to be a payment by the Companies to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Lenders, on the one hand, and Senior Lenders, on the other hand.

            6. Consent of Subordinated Lenders.

            (a) Each Subordinated Lender consents that, without the necessity of any reservation of rights against any Subordinated Lender, and without notice to or further assent by any Subordinated Lender:

            (1) any demand for payment of any Senior Obligations made by Agent or any Lender may be rescinded in whole or in part by Agent or such Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of any Company or any guarantor or any other party upon or for any part

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      thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of any Company or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by Agent and Lenders; and

            (2) the Senior Loan Agreement, the Senior Notes, the Senior Guaranty and any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as Agent and Lenders may deem advisable from time to time, and any collateral security at any time held by Agent and Lenders for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

            (b) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by Agent and Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings among the Companies, and Agent and Lenders shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that Agent and Lenders have relied upon the subordination provided for herein in entering into the Senior Loan Agreement and in making funds available to the Borrower thereunder. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

            7. Negative Covenants of the Subordinated Lenders. So long as any of the Senior Obligations shall remain outstanding or the obligation of Agent or any Lender to extend credit to Borrower remains in effect, no Subordinated Lender shall, without the prior written consent of Agent:

            (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to Agent, by a writing in form and substance satisfactory to Agent, the subordination provided for herein and agrees to be bound by all of the terms hereof;

            (b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented so as to modify the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), shorten the maturity thereof, add or change any covenants in a manner

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materially more restrictive to any Company, or effect any other modification to the Subordinated Loan Documents which would be materially adverse to Senior Lender; or

            (c) commence, or join with any creditors other than Agent in commencing any case or proceeding referred to in the definition of Insolvency Event;

            8. Senior Obligations Unconditional. All rights and interests of Agent and Lenders hereunder, and all agreements and obligations of the Subordinated Lenders and the Companies hereunder, shall remain in full force and effect irrespective of:

            (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreement or any other Senior Loan Document;

            (c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

            (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Company in respect of the Senior Obligations, or of either any Subordinated Lender or any Company in respect of this Agreement.

            9. Representations and Warranties. Each Subordinated Lender represents and warrants to Agent that:

            (a) its Subordinated Notes (1) have been issued to it for good and valuable consideration, (2) are owned by the such Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Lender, other than the interest of Agent under this Agreement, (3) are payable solely and exclusively to such Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (4) constitute the only evidence of the obligations evidenced thereby;

            (b) such Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

            (c) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Lender;

            (d) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subordinated Lender pursuant to any Requirement of Law affecting or any Contractual Obligation of such Subordinated Lender, except the interest of Agent under this Agreement;

            (e) except for any required filings with the Small Business Administration, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

            (f) no Subordinated Lender has any liens or security interests in any Collateral other than as set forth in the Subordinated Loan Documents as in effect on the date hereof.

            10. No Representation by Agent or Subordinated Lender.

            (a) Neither Agent nor any Lender has made any representations or warranties, express, or implied, nor does Agent or any Lender assume any liability to any Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (c) any Company's title or right to transfer any collateral or security.

            (b) No Subordinated Lender has made any representations or warranties, express, or implied, nor does any Subordinated Lender assume any liability to any Senior Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Subordinated Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or
(c) any Company's title or right to transfer any collateral or security.

            11. Waiver of Claims. To the maximum extent permitted by law, each Subordinated Lender waives any claim it might have against Agent and each Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of Agent or any Lender, or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither Agent nor any Lender, nor any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Company or any Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            12. Provisions Applicable After Bankruptcy: No Turnover.

            (a) The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event.

            (b) Subordinated Lenders agree that (A) if any Company desires to use cash collateral under Section 363 of the Bankruptcy Code and Agent consents to such use, Subordinated Lenders will also consent to such use without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for Subordinated Lenders' junior lien on such Collateral), and (B) if any Company desires to obtain credit from any Senior Lender under Section 364 of the Bankruptcy Code to be secured by the Collateral, Subordinated Lenders will consent to such credit without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for Subordinated Lenders' junior lien on such Collateral). Subordinated Lenders (both in their capacity as Subordinated Lenders and in their capacities as parties which may be obligated to any Company or any of a Company's Affiliates with respect to contracts which are part of Agent's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of Agent's claim (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (iii) asserting any claims which any Company may hold with respect to Senior Lenders.

            13. Further Assurances. The Subordinated Lenders and the Companies, at their own expense and at any time from time to time, upon the written request of Agent will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

            14. Expenses.

            (a) The Companies will, jointly and severally, pay or reimburse Agent and Subordinated Lenders, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to Agent and Subordinated Lenders.

            (b) The Companies will, jointly and severally, pay, indemnify, and hold Agent, each Lender and Subordinated Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Agent, any Lender or Subordinated Lenders with respect to any of the foregoing.

            15. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of Agent and Lenders on the one hand and the Subordinated Lenders on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

            16. Legend.

            (a) Each Subordinated Lender and each Company will cause each of the Subordinated Notes and the Subordinated Guaranty to bear upon its face the following legend:

            ALL INDEBTEDNESS EVIDENCED BY THIS NOTE [OR GUARANTY] IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED SEPTEMBER __, 1999 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG UST DELIVERY SYSTEMS, INC., AS BORROWER, EACH SUBSIDIARY OF BORROWER LISTED ON EXHIBIT A THERETO, GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE [OR GUARANTY].

            (b) Each Subordinated Lender and each Company will cause each Subordinated Security Document to include the following legend:

            THIS AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED SEPTEMBER __, 1999 (THE "SUBORDINATION AGREEMENT") AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG UST DELIVERY SYSTEMS, Inc., AS BORROWER, EACH SUBSIDIARY OF BORROWER LISTED ON EXHIBIT A THERETO, GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT.

            17. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of Agent and Lenders to extend credit under the Senior Loan Documents is irrevocably terminated.

            18. Notices. All notices, requests and demands to or upon Agent or any Company or any Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  If to Agent:

                        General Electric Capital Corporation
                        10 South LaSalle Street, Suite 2800
                        Chicago, Illinois  60603
                        Facsimile: 312-419-5957
                        Attention: Corporate Express Delivery Systems, Inc.
                         Account Manager

                  If to any Company:

                        ______________________
                        ______________________
                        ______________________
                        Facsimile: __________
                        Attention: ____________________

If to any Subordinated Lender, at its address or transmission number for notices set forth under its signature below.

            Agent, any Company and any Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

            19. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with Agent.

            20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            21. Integration. This Agreement represents the agreement of Agent and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by Agent or any Subordinated Lender relative to the subject matter hereof not reflected herein.

            22. Amendments in Writing; No Waiver: Cumulative Remedies.

            (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Agent, each Company and each Subordinated Lender; provided, that any provision of this Agreement may be waived by Agent in a letter or agreement executed by Agent or by telex or facsimile transmission from Agent.

            (b) No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            23. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            24. Successors and Assigns.

            (a) This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of the Companies, the Subordinated Lenders and Agent and shall inure to the benefit of Agent and Subordinated Lenders and their successors and assigns.

            (b) Upon a successor Agent becoming Agent under the Senior Loan Agreement, such successor Agent automatically shall become Agent hereunder with all the rights and powers of Agent hereunder without the need for any further action on the part of any party.

            25. Invalidated Payments. To the extent that Agent or any Lender receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Company, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Agent.

            26. Specific Performance. Agent is hereby authorized to demand specific performance of this Agreement at any time when any Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to such Subordinated Lender, whether or not each Company shall have complied with any of the provisions hereof applicable to such Company, and the Subordinated Lenders hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

            27. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF Illinois APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE COMPANIES, THE SUBORDINATED LENDERS AND AGENT HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN Illinois SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE COMPANIES, THE SUBORDINATED LENDERS AND AGENT PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF Illinois AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH OF THE COMPANIES AND THE SUBORDINATED LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE COMPANIES AND THE SUBORDINATED LENDERS HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE COMPANIES AND THE SUBORDINATED LENDERS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE SENIOR LOAN AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ANY COMPANY'S OR ANY

SUBORDINATED LENDERS' ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

            28. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:      Duly Authorized Signatory

                              UST DELIVERY SYSTEMS, INC.


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              UNITED SHIPPING & TECHNOLOGY, INC.


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              BAYVIEW CAPITAL PARTNERS LP

                              By   BAYVIEW CAPITAL MANAGEMENT
                                   LLC, its general partner


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   Address:
                                   Bayview Capital Partners LP
                                   Attn:  Cary Musech and Peter Kooman
                                   641 East Lake Street
                                   Suite 230
                                   Wayzata, Minnesota  55391
                                   Fax:  (612) 476-7820

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              CORPORATE EXPRESS DELIVERY SYSTEMS -
                               INTERMOUNTAIN, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS - MID-
                               ATLANTIC, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS - MID-WEST,
                               INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS - NEW
                               ENGLAND, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS -
                               NORTHEAST, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS -
                               SOUTHEAST, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS -
                               SOUTHWEST, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS - WEST
                               COAST, INC.
                              CORPORATE EXPRESS DELIVERY LEASING -
                               INTERMOUNTAIN, INC.
                              CORPORATE EXPRESS DELIVERY LEASING - MID-
                               ATLANTIC, INC.
                              CORPORATE EXPRESS DELIVERY LEASING - MID-WEST,
                               INC.
                              CORPORATE EXPRESS DELIVERY LEASING - NEW
                               ENGLAND, INC.
                              CORPORATE EXPRESS DELIVERY LEASING -
                               NORTHEAST, INC.
                              CORPORATE EXPRESS DELIVERY LEASING -
                               SOUTHEAST, INC.
                              CORPORATE EXPRESS DELIVERY LEASING -
                               SOUTHWEST, INC.
                              CORPORATE EXPRESS DELIVERY LEASING - WEST
                               COAST, INC.
                              CORPORATE EXPRESS DELIVERY SYSTEMS - AIR
                               DIVISION, INC.
                              AIR COURIER DISPATCH OF NEW JERSEY, INC.
                              MIDNITE EXPRESS INTERNATIONAL COURIER, INC.
                              TRICOR AMERICA, INC.
                              NEW DELAWARE DELIVERY, INC.
                              CORPORATE EXPRESS DELIVERY ADMINISTRATION,
                               INC.
                              AMERICAN DELIVERY SYSTEM, INC.
                              CORPORATE EXPRESS DISTRIBUTION SERVICES, INC. SUNBELT COURIER, INC.


                              Each By:__________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                                    EXHIBIT A

                                  SUBSIDIARIES


1.          CORPORATE EXPRESS DELIVERY SYSTEMS - INTERMOUNTAIN, INC.
2.          CORPORATE EXPRESS DELIVERY SYSTEMS - MID-ATLANTIC, INC.
3.          CORPORATE EXPRESS DELIVERY SYSTEMS - MID-WEST, INC.
4.          CORPORATE EXPRESS DELIVERY SYSTEMS - NEW ENGLAND, INC.
5.          CORPORATE EXPRESS DELIVERY SYSTEMS - NORTHEAST, INC.
6.          CORPORATE EXPRESS DELIVERY SYSTEMS - SOUTHEAST, INC.
7.          CORPORATE EXPRESS DELIVERY SYSTEMS - SOUTHWEST, INC.
8.          CORPORATE EXPRESS DELIVERY SYSTEMS - WEST COAST, INC.
9.          CORPORATE EXPRESS DELIVERY LEASING - INTERMOUNTAIN, INC.
10.         CORPORATE EXPRESS DELIVERY LEASING - MID-ATLANTIC, INC.
11.         CORPORATE EXPRESS DELIVERY LEASING - MID-WEST, INC.
12.         CORPORATE EXPRESS DELIVERY LEASING - NEW ENGLAND, INC.
13.         CORPORATE EXPRESS DELIVERY LEASING - NORTHEAST, INC.
14.         CORPORATE EXPRESS DELIVERY LEASING - SOUTHEAST, INC.
15.         CORPORATE EXPRESS DELIVERY LEASING - SOUTHWEST, INC.
16.         CORPORATE EXPRESS DELIVERY LEASING - WEST COAST, INC.
17.         CORPORATE EXPRESS DELIVERY SYSTEMS - AIR DIVISION, INC.
18.         AIR COURIER DISPATCH OF NEW JERSEY, INC.
19.         MIDNITE EXPRESS INTERNATIONAL COURIER, INC.
20.         TRICOR AMERICA, INC.
21.         NEW DELAWARE DELIVERY, INC.
22.         CORPORATE EXPRESS DELIVERY ADMINISTRATION, INC.
23.         AMERICAN DELIVERY SYSTEM, INC.
24.         CORPORATE EXPRESS DISTRIBUTION SERVICES, INC.
25.         SUNBELT COURIER, INC.

                                   SCHEDULE 1

                        SUBORDINATED SECURITY DOCUMENTS


1. Each Security Agreement dated the date hereof executed by Borrower or any Subsidiary of Borrower in favor of Subordinated Lenders.